UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported): February 1, 2010

GRAHAM PACKAGING HOLDINGS COMPANY

(Exact name of registrant as specified in its charter)

Pennsylvania	333-53603-03	23-2553000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Pleasant Valley Road

York, Pennsylvania 17402

(717) 849-8500

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 4, 2010, GPC Holdings, L.P., a Pennsylvania limited partnership (“GPC Holdings”), Graham Packaging Corporation, a Pennsylvania corporation (“Graham Packaging Corporation,” and, together with GPC Holdings, the “Graham Family”), BCP/Graham Holdings L.L.C., a Delaware limited liability company (“BCP”), and Graham Packaging Company Inc. (the “Company”), a Delaware corporation, entered into the Sixth Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”) of Graham Packaging Holdings Company (“Holdings”). The partners of Holdings adopted the Partnership Agreement in connection with the initial public offering of the Company.

Pursuant to the Partnership Agreement, (i) the partnership interests in Holdings were denominated as limited partnership units and general partnership units such that the Company owns 40,975,314 limited partnership units, representing an 80.9% limited partnership interest, and its wholly-owned subsidiary, BCP, owns 2,023,472 general partnership units, representing a 4.0% general partnership interest in Holdings, (ii) the general partnership interests of the Graham Family were converted into a limited partnership interest such that the Graham Family owns an aggregate of 7,588,021 limited partnership units, representing a 15.0% limited partnership interest in Holdings, and (iii) current and former employees and directors own an aggregate of 35,167 limited partnership units and options to acquire an aggregate of 4,746,940 limited partnership units.

Pursuant to the Partnership Agreement, BCP has the right to determine when distributions will be made to the partners of Holdings and the amount of any such distributions. If BCP authorizes a distribution, such distribution will be made to the partners of Holdings (1) in the case of a tax distribution (as described below), to the holders of limited partnership units in proportion to the amount of taxable income of Holdings allocated to such holder and (2) in the case of other distributions, pro rata in accordance with the percentages of their respective partnership interests.

The holders of limited partnership units in Holdings will incur U.S. federal, state and local income taxes on their proportionate share of any net taxable income of Holdings. Net profits and net losses of Holdings will generally be allocated to its partners pro rata in accordance with the percentages of their respective partnership interests. The Partnership Agreement provides for cash distributions to the holders of limited partnership units of Holdings if BCP determines that the taxable income of Holdings will give rise to taxable income for its partners.

The Partnership Agreement provides that for so long as the Graham Family retains at least one third of their partnership interests held as of February 2, 1998 (or the Company’s common stock for which such partnership interests have been or are eligible to be exchanged), they are entitled to an advisory fee of $1,000,000 per annum, payable in four equal quarterly installments. The Partnership Agreement provides that BCP, as the general partner, will be entitled in its sole discretion and without the approval of the other partners to perform or cause to be performed all management and operational functions relating to Holdings and shall have the sole power to bind Holdings. The limited partners will not participate in the management or control of the business.

The Partnership Agreement provides that, subject to certain exceptions, the General Partner will not withdraw from Holdings, resign as a general partner, or transfer its general partnership interests, and limited partners will not transfer their limited partnership interests without the consent of the General Partner (except in an exchange transaction pursuant to an exchange agreement). The Partnership Agreement provides that if the Graham Family proposes to transfer any partnership interests to any person pursuant to a bona fide offer to purchase such partnership interests, then the Graham Family shall first give a written notice to Holdings, the Company and BCP setting forth the terms and conditions of such offer. Holdings has a right of first refusal regarding such partnership units. The Partnership Agreement provides that Holdings will be dissolved upon the earliest of (i) the sale, exchange or other disposition of all or substantially all of its assets, (ii) the withdrawal, resignation, filing of a certificate of dissolution or revocation of the charter or bankruptcy of the general partner, or the occurrence of any other event which causes a general partner to cease to be a general partner unless, a majority-in-interest of the limited partners elect to continue the partnership, or (iii) such date as the partners shall unanimously elect.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2010, the Board of Directors of the Company, the parent of Holdings, approved certain compensation arrangements with the named executive officers of Holdings and the Company in connection with the initial public offering of the Company, which arrangements are described below.

Amended and Restated Employment Agreement with Mr. Burgess

The Company and Holdings entered into an Amended and Restated Employment Agreement with the Company’s Chief Executive Officer, Mark Burgess. The agreement amended Mr. Burgess’s existing employment agreement by memorializing the existing unwritten arrangement whereby Mr. Burgess is provided with a $5,000 per month housing allowance and a $600 per month automobile allowance.

Amended and Restated Option Agreement

Options to purchase units of Holdings have been granted under the 2008 Graham Packaging Holdings Company Management Option Plan that previously were eligible to vest contingent upon the employee’s continuous employment with us and the sale by The Blackstone Group L.P. and its affiliates (“Blackstone”) of its entire interest in us, with the vesting percentage based upon the multiple of invested capital Blackstone achieves in such a sale (“MOIC options”). The Company entered into an Amended and Restated Option Agreement with each of Mr. Burgess, and Mr. Bullock, the Company’s Chief Financial Officer, which provides that the options will vest in accordance with the multiple of the invested capital Blackstone achieves if the employee remains continuously employed with us through the date on which Blackstone sells 75% of its interest in us. Employees can also qualify for additional vesting if Blackstone achieves additional multiple of invested capital milestones upon subsequent sales of its interest in us provided that those employees remain employed through a date that precedes such subsequent sale by three months or less.

Graham Packaging Company Inc. 2010 Equity Compensation Plan

The Company adopted the Graham Packaging Company Inc. 2010 Equity Compensation Plan (the “2010 Stock Plan”), which was adopted to aid the Company and its affiliates in recruiting and retaining key employees, directors, consultants, and other service providers of outstanding ability and to motivate those employees, directors, consultants, and other service providers to exert their best efforts on its behalf and the behalf of its affiliates by providing incentives through the granting of options, stock appreciation rights and other stock-based awards. The material features of the 2010 Stock Plan are described in Amendment No. 4 to the Registration Statement of the Company, filed on February 1, 2010, which description is filed herewith and incorporated herein by reference.

Transaction Bonuses

In connection with the consummation of the initial public offering of the Company, the Company will pay discretionary transaction bonuses to each of the following Named Executive Officers, in recognition of their efforts in connection with the offering, in amounts up to the following: Mr. Burgess ($1,500,000), Mr. Bullock ($500,000) and Mr. Sudan ($35,000). The Company will also make a payment to Mr. Knowlton in the amount of $750,000 in appreciation of his efforts toward the consummation of the offering as well as to obtain a twelve-month extension of his noncompete agreement and a release of any claims that he may have against the Company or its affiliates.

Retention Bonuses

In connection with the consummation of the initial public offering of the Company, the Company entered into retention bonus agreements with Mr. Burgess and Mr. Bullock. Under these agreements, Mr. Burgess will receive $550,000 and Mr. Bullock will receive $190,000 on each of December 31, 2010, December 31, 2011, and December 31, 2012, if they are employed by the Company on those dates. In the event that employment is terminated by the Company without cause or by the executive for good reason before all of the payments under the retention agreement has been made, all of the future payments will be accelerated and immediately paid to the executive.

Annual Incentive Plan

In connection with the initial public offering of the Company, the Company amended and restructured its corporate incentive program by adopting an Annual Incentive Plan (the “Annual Incentive Plan”), which provides for annual cash incentive awards for participants. The material features of the Annual Incentive Plan are described in Amendment No. 4 to the Registration Statement of the Company, filed on February 1, 2010, which description is filed herewith and incorporated herein by reference.

The above descriptions of each of the agreements and plans described above are qualified in their entirety by reference to the copies of such documents filed herewith as Exhibits 10.1 through 10.9 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Sixth Amended and Restated Agreement of Limited Partnership of Graham Packaging Holdings Company (incorporated by reference to Exhibit 10.36 to Amendment No. 5 to the Registration Statement of the Company on Form S-1/A, filed on February 5, 2010 (File No. 333-163956)).

10.2	Form of Amended and Restated Employment Agreement Between Graham Packaging Company Inc., Graham Packaging Holdings Company, Graham Packaging Company, L.P. and Mark S. Burgess (incorporated by reference to Exhibit 10.47 to Amendment No. 4 to the Registration Statement of the Company on Form S-1/A, filed on February 1, 2010 (the “Registration Statement”) (File No. 333-163956)).

10.3	Form of Amended and Restated Option Agreement (incorporated herein by reference to Exhibit 10.46 of the Registration Statement).

10.4	Form of 2010 Equity Compensation Plan (incorporated herein by reference to Exhibit 10.42 of the Registration Statement).

10.5	Form of Nonqualified Stock Option Agreement (incorporated herein by reference to Exhibit 10.43 of the Registration Statement).

10.6	Form of IPO Transaction Bonus Agreement (incorporated herein by reference to Exhibit 10.44 of the Registration Statement).

10.7	Form of Graham Packaging Holdings Company and Graham Packaging Company, L.P. Transaction Bonus and Release Agreement with Warren D. Knowlton (incorporated herein by reference to Exhibit 10.49 of the Registration Statement).

10.8	Form of Retention Bonus Agreement (incorporated herein by reference to Exhibit 10.45 of the Registration Statement).

10.9	Graham Packaging Company Inc. Annual Incentive Plan (incorporated herein by reference to Exhibit 10.48 of the Registration Statement).

99.1	The section entitled “Management — 2010 Stock Plan” of Amendment No. 4 to the Registration Statement on Form S-1/A, is incorporated herein by reference to Amendment No. 4 to the Registration Statement of the Company on Form S-1/A, filed on February 1, 2010.

99.2	The section entitled “Management — Compensation Discussion and Analysis — Annual Incentive Compensation” of Amendment No. 4 to the Registration Statement on Form S-1/A, is incorporated herein by reference to Amendment No. 4 to the Registration Statement of the Company on Form S-1/A, filed on February 1, 2010.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

GRAHAM PACKAGING HOLDINGS COMPANY

BCP/GRAHAM HOLDINGS L.L.C., ITS GENERAL PARTNER

Date: February 5, 2010	By:	/S/ THOMAS C. HALLOWELL
	Name:	Thomas C. Hallowell
	Title:	Assistant Secretary

Exhibit Index

10.1	Sixth Amended and Restated Agreement of Limited Partnership of Graham Packaging Holdings Company (incorporated by reference to Exhibit 10.36 to Amendment No. 5 to the Registration Statement of the Company on Form S-1/A, filed on February 5, 2010 (File No. 333-163956)).

10.2	Form of Amended and Restated Employment Agreement Between Graham Packaging Company Inc., Graham Packaging Holdings Company, Graham Packaging Company, L.P. and Mark S. Burgess (incorporated by reference to Exhibit 10.47 to Amendment No. 4 to the Registration Statement of the Company on Form S-1/A, filed on February 1, 2010 (the “Registration Statement”) (File No. 333-163956)).

10.3	Form of Amended and Restated Option Agreement (incorporated herein by reference to Exhibit 10.46 of the Registration Statement).

10.4	Form of 2010 Equity Compensation Plan (incorporated herein by reference to Exhibit 10.42 of the Registration Statement).

10.5	Form of Nonqualified Stock Option Agreement (incorporated herein by reference to Exhibit 10.43 of the Registration Statement).

10.6	Form of IPO Transaction Bonus Agreement (incorporated herein by reference to Exhibit 10.44 of the Registration Statement).

10.7	Form of Graham Packaging Holdings Company and Graham Packaging Company, L.P. Transaction Bonus and Release Agreement with Warren D. Knowlton (incorporated herein by reference to Exhibit 10.49 of the Registration Statement).

10.8	Form of Retention Bonus Agreement (incorporated herein by reference to Exhibit 10.45 of the Registration Statement).

10.9	Graham Packaging Company Inc. Annual Incentive Plan (incorporated herein by reference to Exhibit 10.48 of the Registration Statement).

99.1	The section entitled “Management — 2010 Stock Plan” of Amendment No. 4 to the Registration Statement on Form S-1/A, is incorporated herein by reference to Amendment No. 4 to the Registration Statement of the Company on Form S-1/A, filed on February 1, 2010.

99.2	The section entitled “Management — Compensation Discussion and Analysis — Annual Incentive Compensation” of Amendment No. 4 to the Registration Statement on Form S-1/A, is incorporated herein by reference to Amendment No. 4 to the Registration Statement of the Company on Form S-1/A, filed on February 1, 2010.

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